FINANCIAL RESULTS AND MERGER UPDATE J U L Y 2 1, 2 0 0 4 Second Quarter 2004

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that, following consummation of the merger, the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; the risk that excess capital is not generated from the merger as anticipated or not utilized in an accretive manner; and the risk that disruption from the merger may make it more difficult to maintain relationships with clients, employees or suppliers. Additional factors that could cause JPMorgan Chase's results to differ materially from those described in the forward- looking statements can be found in the 2003 Annual Report on Form 10-K and the Quarterly Report on form 10-Q dated March 31, 2004 of JPMorgan Chase filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Merger closed July 1, 2004 Significant progress Merger savings raised to $3 billion Second Quarter Performance JPMC: $2.3 billion litigation reserve charge offsets good underlying business performance ONE: Very good quarterly performance Strong capital base; Board approval of $6 billion stock repurchase plan Focus on clients, execution and performance Key Messages

Agenda Q2 Earnings Merger Update Outlook

Litigation reserve charge of $2.3 billion (after-tax) Operating earnings of $1.8 billion and ROE of 15% Strong investment banking fees and private equity gains offset by lower trading revenues Short-term rebound in mortgage Continued improvement in credit quality Tier 1 Capital ratio of 8% 2Q04 JPMC Highlights

Extensive review with counsel; factors considered: Developments in the legal cases Recent settlement actions by others Litigation environment in the U.S. In management's judgment, appropriate reserve in light of all currently known information Resolution will take years--will reassess reserves as necessary Litigation Reserve Charge

2Q04 JPMC Earnings ($ in millions, except per share)

($ in billions, except per share) 2Q04 JPMC Operating Results 1 Operating basis excludes special litigation charge and merger costs and presents revenues and credit costs without the effects of credit card securitizations. On a reported basis, revenues were $8.6 billion and credit costs were $203 million. 2 Actual numbers for all periods, not over/under.

Investment Bank Lower trading revenues Large decline in portfolio management Solid client revenues - up 10% year over year Anticipated reduction in Global Treasury revenues relative to last year - accounted for most of income decline and change in overhead ratio Highest IB fees since 2001 ($ in billions) 1Actual numbers for all periods, not over/under.

Chase Financial Services Operating Basis1 ($ in billions) 1 In the case of CFS, "operating" or "managed" basis excludes the impact of credit card securitizations. 2 Actual numbers for all periods, not over/under. Decline from last year and improvement from 1Q driven by Home Finance Origination volume and MSR hedging up from 1Q04, down from last year Card - purchase volume up 12%; flat outstandings; lower bankruptcies Double digit growth in deposits, but lower spreads

Treasury & Securities Services Revenue growth driven by acquisitions and strong custody revenue (seasonal) Expenses and earnings impacted by write-offs ($ in millions) 1 Actual numbers for all periods, not over/under.

Other Lines of Business Investment Mgmt & Private Bank 1 Actual numbers for all periods, not over/under. AUS of $788 billion, up 14% from last year due to higher market levels and net inflows of $14 billion (driven by Retail); declines from 1Q04 JPMorgan Partners ($ in millions) First half direct portfolio includes a couple of large gains-- should moderate Continuing reduction in third- party funds

JPMC Credit Costs Managed Basis ($ in millions) Continued improvement in commercial credit quality Consumer net charge-off ratio and bankruptcies lower than last year Non-performing assets at $2.5 billion, down 40% from last year 1On a reported basis, consumer credit costs are $323 million in the second quarter of 2004.

2Q04 ONE Highlights Quarterly earnings exceeded $1.1 billion and ROE of 19% Underlying growth year over year in all businesses Retail driven by growth in deposit accounts and balances, and home equity production Card driven by margin improvements and growth in spend Continued improvement in credit Tier 1 Capital ratio of 10%

($ in billions, except per share) 2Q04 ONE Reported Financial Results 1On a managed basis, revenues were $5.3 billion and credit costs were $937 million. 2 Actual numbers for all periods, not over/under.

($ in millions except per share) 2Q04 ONE Significant Items

Retail Net checking accounts up 164,000 in 2Q Core deposits up 9% year over year Twenty-one net branch openings in 2Q Home equity production up 9% year over year ($ in billions) 1Actual numbers for all periods, not over/under.

Card Interest margin up 147bp year over year Balances up 4% year over year Charge volume up 16% year over year Managed Basis ($ in billions) 1 Actual numbers for all periods, not over/under. 2 ROO is return on managed outstandings (pre-tax)

Commercial Banking & IMG Improvement in credit drives bottom-line Middle market loan growth of 2% versus prior quarter Commercial Banking ($ in billions) 1Actual numbers for all periods, not over/under. 1Actual numbers for all periods, not over/under. IMG ($ in billions) Zurich acquisition closed Sept. '03 AUM of $183 billion up 7% year over year. Net inflows to long-term assets of $10.7 billion

Summary Good operating performance at JPMC (ROE 15%) offset by litigation reserve charge Very good second quarter performance at ONE (ROE 19%) Strong reserves and capital for the combined firm Focus on merger execution

Agenda Q2 Earnings Merger Update Financial Update Savings & Merger Costs Accounting & Management Policies Earnings & Capital Technology Enhanced Opportunities Outlook

Increasing Cost Savings Target Pre-tax, ($ in millions) Original Estimate at the time of the merger announcement was $2,200mm - $800 retail, $700 wholesale, $700 corporate. Real estate & technology savings have been partially allocated to the businesses in current estimate. Savings will be phased-in over 3 years: Approximately $500mm in 2nd half 2004 $1.9 billion in 2005; run rate in Q4 of $2.2 billion $2.7 billion in 2006 Merger-related headcount reductions of approximately 12,000. As of December 2003, headcount was 167,500. Headcount was net 2,000 lower by June 2004. Business growth may offset some of the reduction.

Merger Cost Estimates Estimate $4bn (pre-tax) +- vs. $3bn originally, split evenly among: Real estate Technology & processing Severance & other Approximate split between goodwill & expenses 25% or $1bn in merger costs that are capitalized as goodwill; 75% or $3bn in merger costs (non-operating expenses) $1.5bn in second half of 2004; $1.0bn in 2005 Merger costs by quarter can be lumpy depending mainly on real estate dispositions & systems conversions

Purchase Accounting Adjustments - Balance Sheet Includes deferred tax adjustments on both assets and liabilities as of 6/30/04. Includes capitalized pre-tax merger costs of $0.9bn. Combined firm total goodwill as of July 1, 2004 is $43bn which includes JPMorgan Chase existing goodwill. Balance Sheet Impact ($ in billions)

Pre-tax Income Impact ($ in millions) Purchase Accounting, Merger Savings & Costs Savings run rate in 4Q05 of $2.2 billion Merger costs by quarter can be lumpy depending mainly on real estate dispositions & systems conversions Impact on operating income in 2005, $800mm higher than estimates provided when merger was announced Numbers are identified net of amortization related pre-existing Bank One intangibles (2H04 - $79mm; 2005 - $149mm; 2006 - $106mm). Leveraged leases pre-tax income excluded as after-tax impact is nominal. Normal corporate tax rate can be applied to reach after-tax impact of all adjustments; 8-K uses 38% tax rate.

Accounting Policies & Business Decisions In addition to merger costs, we expect to have other large charges in the 2nd half of 2004 Conforming policies - largest impact from refining approach to credit loss reserves, mostly from decertificating the seller's retained interest in card securitizations in the Bank One master trust Estimate total pre-tax charge at $1.3 - 1.5 bn Other policy and business decisions may lead to pre-tax income charges of $200 - 400 +-mm Business decisions already taken: Closed origination of manufactured housing lending Reduction in auto lease origination

We will provide proforma combined history for 6 quarters reflecting: Funds transfer pricing and capital allocation Expense allocation Revenue sharing Purchase accounting adjustments GAAP reporting of history will be heritage JPMC only Segments realigned for new organization New Segment Disclosure

Book Equity excl. Goodwill Operating earnings Returns Framework Firm return measure: ROE GAAP net income Book Equity Amortization of intangibles broken out allowing for cash earnings analysis Management considers merger costs and changes in accounting polices as non- operating Operating ROE allows for run-rate earnings analysis on deemed equity usage Operating ROE = = LOB return measure: Operating earnings Allocated capital1 At the LOB, operating ROE will be based on allocated capital Purchase accounting adjustments assigned to the LOBs - Amortization of intangibles broken out allowing for cash earnings analysis Goodwill and merger costs retained in corporate = Operating ROE (1) Allocated capital is based on economic risk limits, regulatory capital requirements and stand-alone peer comparables.

Six lines of business: Full income statement Selected balance sheet data Financial & business metrics Credit quality statistics Lines of Business Disclosure

Creating a Fortress Balance Sheet Strong Tier 1 ratios JPMC 6/30/04 Tier 1 of 8%; Bank One 6/30/04 Tier 1 of 10% Tier 1 target above 8% - higher through early merger transition Strong credit reserves & smaller private equity portfolio (10% target) 2.5% commercial loan allowance to commercial loans1 1.6% consumer loan allowance to consumer loans1 Substantial litigation reserves Substantial excess capital generation creates capital flexibility Dividend payout target: 30-40% $4bn - $5bn excess capital generated annually in 2005 and beyond Ability to buy back substantial stock and invest in the business Board authorization of $6bn stock repurchase plan (1) 6/30/04 proforma combined

Agenda Q2 Earnings Merger Update Financial Update Technology Enhanced Opportunities Outlook

Technology & Operations - Decisions Taken Philosophy : Technology is a key backbone for the firm and we will invest to build the best. Conversion will take place at the right speed. 200 key platforms identified - 100% of system recommendations made as of 6/30/04 TSYS selected as card processor General Ledger (GL), credit infrastructure Consolidate 3 separate Deposit Platforms down to 1 Customer information - single customer information repository for Retail and Wholesale Integration planning and execution is underway Developing Master Calendar to capture and manage both merger and BAU events Redeploying talented workforce Currently working on sourcing strategy - data center, network, helpdesk Very complex conversions, intensive work over the next several years

Agenda Q2 Earnings Merger Update Financial Update Technology Enhanced Opportunities Outlook

Examples of Enhanced Opportunities for the New Firm Enhanced product offering and distribution channels First mortgage ? Retail Asset based lending ? Commercial Bank Cash management, custody & trust ? Investment Bank & Commercial Bank Advisory, capital raising and risk management ? Commercial Bank Mutual funds and investment products ? Retail & High Net Worth Securities products ? Investors in the Commercial Bank Shared intelligence Credit and pricing capabilities in Card Enhanced buying power Leverage to improve economics in Card (e.g. interchange, technology) Strengthen competitive positioning Cash management to US and global combined Broader client coverage Specific action to retain client coverage officers in the Investment and Commercial Bank to grow the business; increasing calling effort on 1,700 clients

Agenda Q2 Earnings Merger Update Outlook

Outlook Credit costs trends Retail: stable Card: flat to improving Commercial: increasing from current negative provisioning levels Markets-linked businesses Trading environment remains challenging Stable IB fee pipeline Private equity: lower expectations Consumer businesses Retail: continued growth Mortgage: moderating Card: modest receivable growth; strong spend 2005 outlook summary